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                             UBS CASH RESERVES FUND
                             UBS LIQUID ASSETS FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

    UBS Cash Reserves Fund ('Cash Reserves Fund') and UBS Liquid Assets Fund ('Liquid Assets Fund') are diversified series of UBS Money Series ('Trust'), a professionally managed open-end investment company.

    UBS Global Asset Management (US) Inc. ('UBS Global AM'), an indirect wholly owned asset management subsidiary of UBS AG, serves as the funds' investment advisor, administrator and principal underwriter.

    Portions of each fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Reports accompany this SAI. You may obtain an additional copy of a fund's Annual Report without charge by calling toll-free 1-800-647 1568.


    This SAI is not a Prospectus and should be read only in conjunction with the current Prospectus of the relevant fund(s), dated August 30, 2004. A copy of a fund's Prospectus may be obtained by calling your Financial Advisor or by calling the fund toll-free at 1-800-647 1568. The Prospectus for each fund contains more complete information about that fund. You should read it carefully before investing.

    This SAI is dated August 30, 2004.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Funds and Their Investment Policies.....................    2
The Funds' Investments, Related Risks and Limitations.......    2
Organization of the Trust; Trustees and Officers; Principal
  Holders and Management Ownership of Securities............    9
Investment Advisory, Administration and Principal
  Underwriting Arrangements.................................   16
Portfolio Transactions......................................   19
Additional Purchase and Redemption Information; Financial
  Institutions..............................................   20
Valuation of Shares.........................................   20
Taxes.......................................................   21
Other Information...........................................   22
Financial Statements........................................   22

                    THE FUNDS AND THEIR INVESTMENT POLICIES

    Each fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of a fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

    Each fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The funds invest in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) US and foreign government securities,
(2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

    The funds may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. Each fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

    The funds may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are 'First Tier Securities' as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ('Investment Company Act'). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either
(1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('rating agencies'), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or
(5) unrated, but determined by UBS Global AM to be of comparable quality.

    Each fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. See 'The Funds' Investments, Related Risks and Limitations -- Investment Limitations of the Funds' for more information regarding borrowing. The funds may purchase only US dollar denominated obligations of non-US issuers.

    Each fund may invest up to 10% of its net assets in illiquid securities. The funds may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. Each fund may invest in the securities of other investment companies.

             THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectuses and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectuses or this SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.

    YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS. The yields on the money market instruments in which each fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

    Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

    US GOVERNMENT SECURITIES. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

    US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ('STRIPS') program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

    COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. A fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ('SEC'). Descriptions of certain types of short-term obligations are provided below.

    ASSET-BACKED SECURITIES. Each fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See 'The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements.'

    VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. Each fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, a fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund's investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. See 'The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements.'

    Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

    AUCTION RATE AND REMARKETED PREFERRED STOCK. The funds may purchase certain types of auction rate preferred stock ('ARPS') and/or remarketed preferred stock ('RPS') subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

    The funds' investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See 'The Funds' Investments, Related Risks and Limitations -- Investments in Other Investment Companies.'

    VARIABLE AMOUNT MASTER DEMAND NOTES. Each fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between a fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by a fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.


    INVESTING IN NON-US SECURITIES. Each fund's investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as US issuers. A fund's investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulations.


    CREDIT AND LIQUIDITY ENHANCEMENTS. Each fund may invest in securities that have credit or liquidity enhancements or a fund may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when a fund wishes to do so.

    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the board. A fund may not be able readily to liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ('Securities Act'), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.


    Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

    The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security,
(2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the board.

    UBS Global AM also monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special 'tri-party' custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and a fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See also 'The Funds' Investments, Related Risks and Limitations -- Segregated Accounts.'

    COUNTERPARTIES. Each fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the funds do business.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.
A fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See also 'The Funds' Investments, Related Risks and Limitations -- Segregated Accounts.'

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other money market funds and certain securities of closed-end funds, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. A fund may invest in the securities of other money market funds when UBS Global AM believes that
(1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity. See also 'The Funds' Investments, Related Risks and Limitations -- Auction Rate and Remarketed Preferred Stock.'

    LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. A fund will retain authority to terminate any of its loans at any time. A fund may pay fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. A fund will regain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

    Pursuant to procedures adopted by the board governing each fund's securities lending program, UBS Securities LLC ('UBS Securities'), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the funds' securities lending program.

    SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

INVESTMENT LIMITATIONS OF THE FUNDS

    FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

    Each fund will not:

        (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

        The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

        (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of US banks.

        The following interpretations apply to, but are not a part of, this fundamental restriction: (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

        (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

        The following interpretation applies to, but is not a part of, this fundamental restriction: the funds' investments in master notes and similar instruments will not be considered to be the making of a loan.

        (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    Each fund will not:

        (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

        (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

        (5) invest more than 10% of its net assets in illiquid securities.

               ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    The Trust was organized on April 29, 1998, as a statutory trust under the laws of Delaware and currently has five series. The Trust has authority to issue an unlimited number of shares of beneficial interest of existing or future series, par value $0.001 per share.

    The Trust is governed by a board of trustees, which oversees the funds' operations and which is authorized to establish additional series. Each trustee serves an indefinite term of office. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each trustee (sometimes referred to as 'board member') and executive officer, his or her name, address and age, the position held with the funds, the length of time served as a trustee or officer of the funds, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.




INTERESTED TRUSTEES


                                                       TERM OF
                                                    OFFICE'D' AND                                 NUMBER OF PORTFOLIOS
                                                      LENGTH OF                                     IN FUND COMPLEX
                                POSITION(S) HELD         TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN BY
    NAME, ADDRESS, AND AGE         WITH FUND            SERVED           DURING PAST 5 YEARS            TRUSTEE
    ----------------------         ---------            ------           -------------------            -------
Margo N. Alexander'D''D'; 57        Trustee        Since 1998          Mrs. Alexander is        Mrs. Alexander is a
c/o UBS Global Asset                                                   retired. She was an      director or trustee of
Management                                                             executive vice           16 investment companies
51 West 52nd Street                                                    president of UBS         (consisting of 34
New York, NY 10019                                                     Financial Services Inc.  portfolios) for which
                                                                       (from March 1984 to      UBS Global AM or one of
                                                                       December 2002). She was  its affiliates serves as
                                                                       chief executive officer  investment advisor, sub-
                                                                       (from January 1995 to    advisor or manager.
                                                                       October 2000), a
                                                                       director (from January
                                                                       1995 to September 2001)
                                                                       and chairman (from
                                                                       March 1999 to September
                                                                       2001) of  UBS Global AM
                                                                       (formerly known as
                                                                       Mitchell Hutchins Asset
                                                                       Management Inc.)


                                 OTHER DIRECTORSHIPS
                                       HELD BY
    NAME, ADDRESS, AND AGE             TRUSTEE
    ----------------------             -------
Margo N. Alexander'D''D'; 57    None
c/o UBS Global Asset
Management
51 West 52nd Street
New York, NY 10019

INDEPENDENT TRUSTEES


                                                         TERM OF
                                                      OFFICE'D' AND                                 NUMBER OF PORTFOLIOS
                                                        LENGTH OF                                     IN FUND COMPLEX
                                  POSITION(S) HELD         TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN BY
     NAME, ADDRESS, AND AGE          WITH FUND            SERVED           DURING PAST 5 YEARS            TRUSTEE
     ----------------------          ---------            ------           -------------------            -------
Richard Q. Armstrong; 69            Trustee and      Since 1998          Mr. Armstrong is         Mr. Armstrong is a
c/o Willkie Farr & Gallagher LLP  Interim Chairman                       chairman and principal   director or trustee of
787 Seventh Avenue                of the Board of                        of R.Q.A. Enterprises    16 investment companies
New York, NY 10019-6099               Trustees                           (management consulting   (consisting of 34
                                                                         firm) (since April 1991  portfolios) for which
                                                                         and principal            UBS Global AM or one of
                                                                         occupation since March   its affiliates serves as
                                                                         1995).                   investment advisor, sub-
                                                                                                  advisor or manager.

David J. Beaubien; 69                 Trustee        Since 2001          Mr. Beaubien is retired  Mr. Beaubien is a
84 Doane Road                                                            (since 2003.) He was     director or trustee of
Ware, MA 01082                                                           chairman of Yankee       16 investment companies
                                                                         Environmental Systems,   (consisting of 34
                                                                         Inc., a manufacturer of  portfolios) for which
                                                                         meteorological           UBS Global AM or one of
                                                                         measuring systems        its affiliates serves as
                                                                         (since 1991).            investment advisor, sub-
                                                                                                  advisor or manager.

Richard R. Burt; 57                   Trustee        Since 1998          Mr. Burt is chairman of  Mr. Burt is a director
1275 Pennsylvania Ave., N.W.                                             Diligence LLC            or trustee of 16
Washington, D.C. 20004                                                   (international           investment companies
                                                                         information and          (consisting of 34
                                                                         security firm) and IEP   portfolios) for which
                                                                         Advisors (international  UBS Global AM or one of
                                                                         investments and          its affiliates serves as
                                                                         consulting firm).        investment advisor, sub-
                                                                                                  advisor or manager.

Meyer Feldberg; 62                    Trustee        Since 1998          Professor Feldberg is    Professor Feldberg is a
Columbia Business School                                                 Dean Emeritus and        director or trustee of
33 West 60th Street, 7th Floor                                           Sanford Bernstein        30 investment companies
New York, NY 10023-7905                                                  Professor of Leadership  (consisting of 48
                                                                         and Ethics at Columbia   portfolios) for which
                                                                         Business School. Prior   UBS Global AM or one of
                                                                         to July 2004, he was     its affiliates serves as
                                                                         Dean and Professor of    investment advisor, sub-
                                                                         Management of the        advisor or manager.
                                                                         Graduate School of
                                                                         Business at Columbia
                                                                         University (since
                                                                         1989).


                                   OTHER DIRECTORSHIPS
                                         HELD BY
     NAME, ADDRESS, AND AGE              TRUSTEE
     ----------------------              -------
Richard Q. Armstrong; 69          None
c/o Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019-6099

David J. Beaubien; 69             Mr. Beaubien is also
84 Doane Road                     a director of IEC
Ware, MA 01082                    Electronics, Inc., a
                                  manufacturer of
                                  electronic
                                  assemblies.

Richard R. Burt; 57               Mr. Burt is also a
1275 Pennsylvania Ave., N.W.      director of Hollinger
Washington, D.C. 20004            International Inc.
                                  (publishing), HCL
                                  Technologies, Ltd.
                                  (software and
                                  information
                                  technologies), The
                                  Central European
                                  Fund, Inc., The
                                  Germany Fund, Inc.,
                                  IGT, Inc. (provides
                                  technology to gaming
                                  and wagering
                                  industry) and
                                  chairman of Weirton
                                  Steel Corp. (makes
                                  and finishes steel
                                  products). He is also
                                  a director or trustee
                                  of funds in the
                                  Scudder Mutual Funds
                                  Family (consisting of
                                  47 portfolios).

Meyer Feldberg; 62                Professor Feldberg is
Columbia Business School          also a director of
33 West 60th Street, 7th Floor    Primedia Inc.
New York, NY 10023-7905           (publishing),
                                  Federated Department
                                  Stores, Inc.
                                  (operator of
                                  department stores),
                                  Revlon, Inc.
                                  (cosmetics), Select
                                  Medical Inc.
                                  (healthcare services)
                                  and SAPPI, Ltd.
                                  (producer of paper).

                                                         TERM OF
                                                      OFFICE'D' AND                                 NUMBER OF PORTFOLIOS
                                                        LENGTH OF                                     IN FUND COMPLEX
                                  POSITION(S) HELD         TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN BY
     NAME, ADDRESS, AND AGE          WITH FUND            SERVED           DURING PAST 5 YEARS            TRUSTEE
     ----------------------          ---------            ------           -------------------            -------
Carl W. Schafer; 68                   Trustee        Since 1998          Mr. Schafer is           Mr. Schafer is a
66 Witherspoon Street                                                    president of the         director or trustee of
#1100                                                                    Atlantic Foundation      16 investment companies
Princeton, NJ 08542                                                      (charitable foundation)  (consisting of 34
                                                                         (since 1990).            portfolios) for which
                                                                                                  UBS Global AM or one of
                                                                                                  its affiliates serves as
                                                                                                  investment advisor, sub-
                                                                                                  advisor or manager.

William D. White; 70                  Trustee        Since 2001          Mr. White is retired     Mr. White is a director
P.O. Box 199                                                             (since 1994.)            or trustee of 16
Upper Black Eddy, PA 18972                                                                        investment companies
                                                                                                  (consisting of 34
                                                                                                  portfolios) for which
                                                                                                  UBS Global AM or one of
                                                                                                  its affiliates serves as
                                                                                                  investment advisor, sub-
                                                                                                  advisor or manager.

                                   OTHER DIRECTORSHIPS
                                         HELD BY
     NAME, ADDRESS, AND AGE              TRUSTEE
     ----------------------              -------
Carl W. Schafer; 68               Mr. Schafer is also a
66 Witherspoon Street             director of Labor
#1100                             Ready, Inc. (temporary
Princeton, NJ 08542               employment), Guardian
                                  Life Insurance
                                  Company Mutual Funds
                                  (consisting of 25
                                  portfolios), the
                                  Harding, Loevner
                                  Funds (consisting of
                                  three portfolios),
                                  E.I.I. Realty
                                  Securities Trust
                                  (investment company)
                                  and Frontier Oil
                                  Corporation.

William D. White; 70              None
P.O. Box 199
Upper Black Eddy, PA 18972



---------------------------

   'D' Each trustee holds office for an indefinite term.

'D''D' Mrs. Alexander is an 'interested person' of the fund as defined in the Investment Company Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.

OFFICERS



                              POSITION(S)    TERM OF OFFICE
                             HELD WITH THE    AND LENGTH OF
   NAME, ADDRESS AND AGE         FUND        TIME SERVED'D'             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   ---------------------         -----       --------------             -------------------------------------------
W. Douglas Beck*; 37             Vice          Since 2003      Mr. Beck is an executive director and head of mutual fund
                               President                       product management of UBS Global AM (since 2002). From
                                                               March 1998 to November 2002, he held various positions at
                                                               Merrill Lynch, the most recent being first vice president
                                                               and co-manager of the managed solutions group. Mr. Beck is vice president of 19 investment companies (consisting of 75 portfolios) for which UBS Global AM or one of its
                                                               affiliates serves as investment advisor, sub-advisor or
                                                               manager.

Thomas Disbrow*; 38              Vice          Since 2000      Mr. Disbrow is a director and co-head of the mutual fund
                             President and  (Vice President);  finance department of UBS Global AM. Prior to November
                               Treasurer       since 2004      1999, he was a vice president of Zweig/Glaser Advisers. Mr.
                                               (Treasurer)     Disbrow is a vice president and treasurer of 16 investment companies (consisting of 34 portfolios) and assistant
                                                               treasurer of four investment companies (consisting of 42
                                                               portfolios) for which UBS Global AM or one of its
                                                               affiliates serves as investment advisor, sub-advisor or
                                                               manager.

Elbridge T. Gerry III*; 47       Vice          Since 1999      Mr. Gerry is a managing director -- municipal fixed income
                               President                       of UBS Global AM. Mr. Gerry is a vice president of six
                                                               investment companies (consisting of 11 portfolios) for
                                                               which UBS Global AM or one of its affiliates serves as
                                                               investment advisor, sub-advisor or manager.

Mark F. Kemper**, 46             Vice          Since 2004      Mr. Kemper is general counsel of UBS Global Asset
                             President and                     Management -- Americas region (since July 2004). Mr. Kemper
                               Secretary                       also is an executive director of UBS Global Asset
                                                               Management (Americas) Inc. ('UBS Global AM (Americas')) and
                                                               was its deputy general counsel from July 2001 to July 2004.
                                                               He has been secretary of UBS Global AM (Americas) since
                                                               1999 and assistant secretary of UBS Global Asset Management
                                                               Trust Company since 1993. Mr. Kemper is secretary of
                                                               UBS Global AM (since 2004). Mr. Kemper is vice president
                                                               and secretary of 16 investment companies (consisting of 34 portfolios) and assistant secretary of four investment
                                                               companies (consisting of 42 portfolios) for which
                                                               UBS Global AM (Americas) or one of its affiliates serves
                                                               as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 36          Vice          Since 2004      Ms. Kilkeary is an associate director and a senior manager
                             President and                     of the mutual fund finance department of UBS Global AM. Ms.
                               Assistant                       Kilkeary is a vice president and assistant treasurer of 16
                               Treasurer                       investment companies (consisting of 34 portfolios) for
                                                               which UBS Global AM or one of its affiliates serves as
                                                               investment advisor, sub-advisor or manager.

Todd Lebo*; 40                   Vice          Since 2004      Mr. Lebo is a director and an associate general counsel at
                             President and                     UBS Global AM (since 2002). Prior to joining
                               Assistant                       UBS Global AM he was an executive director and associate
                               Secretary                       general counsel at Morgan Stanley (from 1997-2002). Mr.
                                                               Lebo is a vice president and assistant secretary of 16
                                                               investment companies (consisting of 34 portfolios) for
                                                               which UBS Global AM or one of its affiliates serves as
                                                               investment advisor, sub-advisor or manager.

                              POSITION(S)    TERM OF OFFICE
                             HELD WITH THE    AND LENGTH OF
   NAME, ADDRESS AND AGE         FUND        TIME SERVED'D'            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   ---------------------         -----       --------------            -------------------------------------------
Joseph T. Malone*; 36            Vice          Since 2004      Mr. Malone is a director and co-head of the mutual fund
                             President and                     finance department of UBS Global AM. From August 2000
                               Assistant                       through June 2001, he was the controller at AEA Investors
                               Treasurer                       Inc. From March 1998 to August 2000, Mr. Malone was a
                                                               manager within investment management services of
                                                               PricewaterhouseCoopers LLC. Mr. Malone is vice president
                                                               and assistant treasurer of 16 investment companies
                                                               (consisting of 34 portfolios) and treasurer and principal
                                                               accounting officer of four investment companies (consisting of 42 portfolios) for which UBS Global AM or one of its
                                                               affiliates serves as investment advisor, sub-advisor or
                                                               manager.

Michael H. Markowitz**; 39       Vice          Since 1998      Mr. Markowitz is a managing director, portfolio manager and
                               President                       head of U.S. short duration fixed income of
                                                               UBS Global AM. He is also a managing director and
                                                               portfolio manager of UBS Global AM (Americas), an affiliate of UBS Global AM. Mr. Markowitz is a vice president of five investment companies (consisting of 22 portfolios) for which
                                                               UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 30            Vice          Since 2001      Mr. Sabatino is a director and portfolio manager of
                               President                       UBS Global AM in the short duration fixed income group
                                                               (since October 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment Managers responsible
                                                               for the management of several retail and institutional
                                                               money market funds. Mr. Sabatino is a vice president of one investment company (consisting of five portfolios) for
                                                               which UBS Global AM or one of its affiliates serves as
                                                               investment advisor, sub-advisor or manager.

Joseph A. Varnas*; 36          President       Since 2003      Mr. Varnas is a managing director (since March 2003),
                                                               global head of information technology and operations (since
                                                               March 2004) and head of product management -- Americas
                                                               (since November 2002) of UBS Global AM. He was head of
                                                               technology of UBS Global AM from November 2002 to March
                                                               2004. From 2000 to 2001, he was manager of product
                                                               development in Investment Consulting Services at UBS
                                                               Financial Services Inc. Mr. Varnas was a senior analyst in the Global Securities Research and Economics Group at
                                                               Merrill Lynch from 1995 to 1999. Mr. Varnas is president of
                                                               20 investment companies (consisting of 76 portfolios) for
                                                               which UBS Global AM or one of its affiliates serves as
                                                               investment advisor, sub-advisor or manager.

Keith A. Weller*; 43             Vice          Since 1998      Mr. Weller is a director and senior associate general
                             President and                     counsel of UBS Global AM. Mr. Weller is a vice president
                               Assistant                       and assistant secretary of 16 investment companies
                               Secretary                       (consisting of 34 portfolios) for which UBS Global AM or
                                                               one of its affiliates serves as investment advisor,
                                                               sub-advisor or manager.



----------------

  * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
 ** This person's business address is One North Wacker Drive, Chicago, Illinois
    60606
'D' Officers of the fund are appointed by the directors/trustees and serve at the pleasure of the board.

               INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES


                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                                  REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                        DOLLAR RANGE OF               DOLLAR RANGE OF                TRUSTEE FOR WHICH UBS GLOBAL AM OR AN
                      EQUITY SECURITIES IN           EQUITY SECURITIES             AFFILIATE SERVES AS INVESTMENT ADVISOR,
      TRUSTEE          CASH RESERVES FUND'D'       IN LIQUID ASSETS FUND'D'                SUB-ADVISOR OR MANAGER'D'
      -------       -------------------------    ---------------------------               ------------------------
INTERESTED TRUSTEE
Margo N. Alexander            None                        None                                  Over $100,000

INDEPENDENT TRUSTEES
Richard Q. Armstrong          None                   50,001-100,000                             Over $100,000
David J. Beaubien             None                        None                                  Over $100,000
Richard R. Burt               None                        None                                       None
Meyer Feldberg                None                        None                                  Over $100,000
Carl W. Schafer               None                        None                               $50,001 - $100,000
William D. White              None                        None                               $10,001 - $50,000



----------------
'D' Information regarding ownership is as of December 31, 2003.


                                   COMMITTEES


    The Trust has an Audit Committee (formerly known as the Audit and Contract Review Committee) and a Nominating Committee. The members of the Audit Committee are currently the Independent Trustees (as defined herein). Richard Q. Armstrong is chairperson. The following Independent Trustees are members of the Nominating
Committee: Meyer Feldberg (chairperson), Carl W. Schafer and William D. White.

    The Audit Committee is responsible for, among other things: (i) overseeing the scope of a fund's audit; (ii) overseeing a fund's accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of a fund's independent auditors, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from a fund's independent auditors of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; inquiring as to a fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent auditors any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting a fund's audit or determining whether a fund's financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside a fund.

    The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the funds' fiscal year ended April 30, 2004, the Audit Committee held five meetings.

    The Trust's board has also established a Nominating Committee that acts pursuant to a written charter. The Nominating Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees. The Nominating Committee held two meetings during the fiscal year ended April 30, 2004. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among the Independent Trustees. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the Trust at c/o
UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope 'Nominating Committee.' The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.


          INFORMATION ABOUT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY
           UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY OR
                    UNDER COMMON CONTROL WITH UBS GLOBAL AM


    As of December 31, 2003, the Independent Trustees and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.


                                  COMPENSATION


    Each Independent Trustee receives, in the aggregate from UBS Global AM funds, an annual retainer of $70,000, and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Trustees who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Trustees who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson of the Audit Committee receives annually $25,000. The chairperson of the Nominating Committee receives annually $10,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows:
(i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half the expense will be allocated to the amount of such funds (i.e., expense divided by number of funds). No officer, director or employee of UBS Global AM or one of its affiliates currently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.


    The table below includes certain information relating to the compensation of the current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.

                             COMPENSATION TABLE'D'


                                                            AGGREGATE
                                                          COMPENSATION
                                                              FROM
                                                        -----------------
                                                          CASH     LIQUID   TOTAL COMPENSATION FROM
                                                        RESERVES   ASSETS      THE TRUST AND THE
               NAME OF PERSON, POSITION                  FUND*     FUND*        FUND COMPLEX**
               ------------------------                  -----     -----        --------------
Richard Q. Armstrong, Trustee.........................   $1,699    $1,758          $112,500
David J. Beaubien, Trustee............................    1,485     1,536           100,000
Richard R. Burt, Trustee..............................    1,452     1,503           100,000
Meyer Feldberg, Trustee...............................    1,567     1,619           200,125
Carl W. Schafer, Trustee..............................    1,485     1,536           100,000
William D. White, Trustee.............................    1,485     1,536           100,000



-----------------------------------------------------------------
 'D' Only Independent Trustees are compensated by the funds for which UBS Global AM or an affiliate serves as investment
     advisor, sub-advisor or manager; board members who are
     'interested persons,' as defined by the Investment Company
     Act, do not receive compensation from the funds.
 *   Represents fees paid to each board member indicated for the fiscal year ended April 30, 2004.
**   Represents fees paid during the calendar year ended
     December 31, 2003 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Beaubien, Burt,
     Schafer and White; and (b) 36 investment companies in the
     case of Mr. Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or
     manager. No fund within the UBS fund complex has a bonus,
     pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES


    As of August 2, 2004, trustees and officers owned in the aggregate less than 1% of the outstanding shares of either fund.



    As of August 16, 2004, the Trust's records showed no shareholders as owning 5% or more of the funds' shares, and the Trust is not aware of any beneficial owner of 5% or more of the funds' shares.


                    INVESTMENT ADVISORY, ADMINISTRATION AND
                      PRINCIPAL UNDERWRITING ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS Global AM acts as the investment advisor and administrator for each fund pursuant to separate contracts with the Trust (respectively, 'Cash Reserves Contract' and 'Liquid Assets Contract'; collectively, 'Advisory and Administration Contracts'). During the periods indicated, the funds paid (or accrued) the following investment advisory and administration fees:


                                                    FISCAL YEAR ENDED APRIL 30,
                                    ------------------------------------------------------------
                                           2004                 2003                 2002
                                           ----                 ----                 ----
Cash Reserves Fund................            $921,925           $1,069,481           $1,165,196
                                    (of which $692,763   (of which $614,720   (of which $500,679
                                           was waived)          was waived)          was waived)

 Liquid Assets Fund................            $98,670             $116,520             $116,363
                                         (all of which    (all of which was    (all of which was
                                           was waived)              waived)              waived)


    Under the terms of the Cash Reserves Contract, Cash Reserves Fund pays UBS Global AM an annual fee, computed daily and paid monthly, at the rate of 0.33% of the fund's average daily net assets. Cash Reserves Fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM. Expenses borne by the fund include the following (or the fund's proportionate share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Global AM; (3) organizational expenses;
(4) filing fees and expenses relating to the registration and qualification of fund shares under federal and state securities laws and maintaining such registrations and qualifications; (5) fees and salaries payable to the trustees and officers who are not interested persons of the fund or UBS Global AM;
(6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those trustees who are not interested persons of the Trust; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders; (14) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports, statements and proxy materials to existing shareholders;
(15) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, trustees, agents and shareholders) incurred by a fund; (16) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (17) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (18) the cost of investment company literature and other publications provided to the trustees and officers; (19) costs of mailing, stationery and communications equipment; (20) expenses incident to any dividend, withdrawal or redemption options; (21) charges and expenses of any outside pricing service used to value portfolio securities; and (22) interest on borrowings.

    Under the terms of the Liquid Assets Contract, UBS Global AM manages the investment operations of Liquid Assets Fund and also administers the fund's business affairs. In return, Liquid

Assets Fund pays UBS Global AM a fee, computed daily and paid monthly. Where the services are provided directly by UBS Global AM or an affiliate, the fees are limited to reimbursement of UBS Global AM's direct advisory/ administrative costs and expenses and will exclude any profit or overhead charges. Where UBS Global AM arranges for an unaffiliated person to provide services, the fund reimburses UBS Global AM for the cost of the services provided by the unaffiliated person, but no additional profit or overhead charge is included or the fund pays the service provider directly. (These fees and expenses of the fund are referred to as 'Direct Expenses.') UBS Global AM has advised the fund that it expects its Direct Expenses to approximate an annual rate of 0.03% of the average daily net assets of the fund. UBS Global AM periodically will review fund expenses in an effort to confirm that only Direct Expenses are paid to UBS Global AM or a service provider by the fund.

    The Direct Expenses borne by Liquid Assets Fund include the following (or the fund's proportionate share of the following): (1) expenses of paying the salaries and expenses of the Trust's officers and other personnel engaged in administering the Trust's business; (2) expenses of monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent, respectively; (3) expenses of responding to shareholder inquiries and disseminating information to shareholders; (4) expenses of monitoring compliance with the Trust's registration statements and other operating documents, with federal and state securities laws and rules thereunder and with the Internal Revenue Code; (5) expenses of preparing semi-annual and annual reports to shareholders; (6) expenses of preparing filings required by the SEC;
(7) expenses of assisting in the preparation of federal, state and local tax returns; (8) expenses of assisting with the payment of notice filing fees under state securities laws; (9) expenses of organizing annual and special meetings of shareholders; (10) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith;
(11) expenses incurred on behalf of the fund by UBS Global AM under the Liquid Assets Contract; (12) expenses of organizing the Trust and the fund;
(13) filing fees and expenses relating to the registration and qualification of the fund's shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (14) fees and salaries payable to the Trust's trustees and officers who are not interested persons of the Trust or UBS Global AM; (15) all expenses incurred in connection with the trustees services, including travel expenses; (16) taxes (including any income or franchise taxes) and governmental fees; (17) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (18) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the fund for violation of any law;
(19) legal, accounting and auditing expenses, including legal fees of special counsel for those trustees of the Trust who are not interested persons of the Trust; (20) charges of custodians, transfer agents and other agents (including any lending agent); (21) costs of preparing any share certificates;
(22) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (23) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports, statements and proxy materials to existing shareholders; (24) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, trustees, agents and shareholders) incurred by the Trust or the fund; (25) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (26) the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (27) the cost of investment company literature and other publications provided by the Trust to its trustees and officers; (28) costs of mailing, stationery and communications equipment; (29) expenses incident to any dividend, withdrawal or redemption options; (30) charges and expenses of any outside pricing service used to value portfolio securities; and (31) interest on borrowings of the fund; and (32) any other costs and expenses incurred in managing the portfolio of the fund.

    General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board of trustees in such manner as the board deems fair and equitable. Services provided by UBS Global AM under each Advisory and Administration Contract, as discussed above, include the provision of a continuous investment program for the funds and supervision of all matters relating to the administration and operation of the funds.

    Under each Advisory and Administration Contract, UBS Global AM will not be liable for any error of judgment of mistake of law or for any loss suffered by the relevant fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory and Administration Contract terminates automatically upon assignment, and each is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities on 60 days' written notice to UBS Global AM, or by UBS Global AM on 60 days' written notice to the fund.


    At the Trust's board meeting on July 21, 2004, the board members considered and approved the continuance of each fund's Advisory and Administration Contract with UBS Global AM. In considering the continuance of each Advisory and Administration Contract, the board analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Global AM in performing the services required under each Advisory and Administration Contract, and the cost allocation methods used in calculating such expenses. The board also reviewed UBS Global AM's profitability in managing each fund; the current fees paid by each fund in light of fees paid to other advisors by comparable funds; fees paid to UBS Global AM by other funds it advises; and the ability of UBS Global AM to continue to perform the services contemplated under each Advisory and Administration Contract.

    The board also evaluated the performance of each fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with its investment restrictions, tax and reporting requirements and procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics; UBS Global AM's trade allocation procedures for its various investment advisory clients and UBS Global AM's best execution procedures.

    The board also gave substantial consideration to the fees payable under the contracts. In this regard, the board evaluated UBS Global AM's profitability with respect to each fund, including consideration of both the actual dollar amount of fees paid by each fund directly to UBS Global AM and so-called 'fallout benefits' to UBS Global AM or its affiliates, such as, for example, benefits derived from serving as investment advisor to each fund and the research services available to UBS Global AM by reason of portfolio transactions executed for the fund. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Global AM, the board concluded the fees to be paid to UBS Global AM under each Advisory and Administration Contract were fair and reasonable, and the scope and quality of UBS Global AM's services to each fund was consistent with that fund's operational requirements and sufficient to approve the continuance of each fund's Advisory and Administration Contract between that fund and UBS Global AM.

    PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as the principal underwriter of each fund's shares pursuant to a principal underwriting contract with the Trust ('Principal Underwritting Contract'). The Principal Underwriting Contract requires UBS Global AM to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM enters into dealer agreements with other broker-dealers (affiliated and unaffiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS Global AM has entered into a Dealer Agreement with UBS Financial Services Inc. UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114.

    SECURITIES LENDING. During the fiscal year ended April 30, 2004, Cash Reserves Fund and Liquid Assets Fund earned $3,858 and $5,853, respectively, for lending its securities. Each funds' lending agent was UBS Securities LLC (or UBS Financial Services Inc., which provided such service prior to UBS Securities
LLC). UBS Securities LLC (or UBS Financial Services Inc.) earned $1,490 and $2,134 in compensation from Cash Reserves Fund and Liquid Assets Fund, respectively, for the year ended April 30, 2004. During the fiscal year ended April 30, 2003, Cash Reserves Fund and Liquid Assets Fund paid $56 and $35, respectively, to UBS Financial Services Inc. for its services as securities lending agent. During the fiscal year ended April 30, 2002, the funds paid no fees to UBS Securities LLC or UBS Financial Services Inc. or their affiliates for their services as securities lending agents because the funds did not engage in any securities lending activities.

                             PORTFOLIO TRANSACTIONS

    The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.


    Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts may be used in advising the funds.

    During the fiscal years ended April 30, 2004, 2003 and 2002, the funds paid no brokerage commissions. Therefore, the funds have not allocated any brokerage transactions for research, analysis, advice and similar services.


    Investment decisions for a fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.


    As of April 30, 2004, the funds owned securities issued by the following companies which are regular broker-dealers for the fund:



CASH RESERVES FUND



ISSUER                                                   TYPE OF SECURITY            VALUE
------                                                   ----------------            -----
Citigroup Global Markets Holdings, Inc. ........  Commercial Paper                 $4,997,568
Credit Suisse First Boston NY...................  Commercial Paper                  5,994,627
Deutsche Bank Financial LLC.....................  Commercial Paper                  4,996,423
General Electric Capital Corp. .................  Short-Term Corporate Obligation   4,000,000

LIQUID ASSETS FUND



ISSUER                                                   TYPE OF SECURITY            VALUE
------                                                   ----------------            -----
Credit Suisse First Boston NY...................  Commercial Paper                 $6,995,733
Deutsche Bank Financial LLC.....................  Commercial Paper                  6,994,993
General Electric Capital Corp. .................  Short-Term Corporate Obligation   4,000,000
Morgan Stanley..................................  Commercial Paper                  6,997,547


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION;
                             FINANCIAL INSTITUTIONS

    ADDITIONAL PURCHASE INFORMATION. Shares of the funds are primarily offered to the eligible benefit plans that participate in the programs described in the funds' Prospectuses. A listing of the types of eligible benefit plans that may buy fund shares is included in the Prospectuses. A UBS Financial Services Inc. or UBS Global AM client who applies to participate in a program described in the applicable fund's Prospectus will be eligible to purchase shares of that fund upon acceptance of the application by UBS Financial Services Inc. Eligibility of participants is within the discretion of UBS Financial Services Inc. In the event a client of UBS Financial Services Inc. leaves a program, the client may not continue to hold shares of the fund. The funds may be made available to other programs in the future.

    Each fund may, subject to approval by the board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.


    ADDITIONAL REDEMPTION INFORMATION. Each fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as a result of which
(a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such fund fairly to determine the value of its net assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time; although the funds attempt to maintain a constant net asset value of $1.00 per share.


    Under normal circumstances, the funds will redeem shares when so requested by a shareholder's broker-dealer, the shareholder's Financial Advisor or his or her financial institution. Such a redemption order will be executed at the net asset value next determined after the order is received by UBS Global AM. Redemptions of each fund's shares effected through a broker-dealer or other financial institution may be subject to a service charge by that broker-dealer or other financial institution.


    FINANCIAL INSTITUTIONS. The funds may authorize financial institutions and their delegates or their agents to accept on their behalf purchase and redemption orders that are in 'good form' in accordance with the policies of those institutions. The funds will be deemed to have received these purchase and redemption orders when such an institution or its delegate or its agent accepts them. Like all customer orders, these orders will be priced based on each fund's net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents.


                              VALUATION OF SHARES

    Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund's net asset value per share is typically determined by its custodian, State Street Bank and Trust Company, twice each business day, at noon, Eastern time, and at 4:00 p.m., Eastern time. Generally, the net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

    Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ('Rule') under the Investment Company Act. To use amortized cost to value its portfolio securities, the funds must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The board has established procedures ('Procedures') for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for each fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

    In determining the approximate market value of portfolio investments, the funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matri Xor formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.



                                     TAXES

    Each fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under Subchapter M of the Internal Revenue Code. To so qualify, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gains, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other
RICs) of any one issuer or in two or more issuers that the fund controls and which are engaged in the same or similar trades or businesses.

    By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on a portion of its investment company taxable income and net capital gain that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

    Please note that dividends from the fund are not eligible for the reduced rate of tax that may apply to certain dividends on corporate stock.

                               OTHER INFORMATION

    DELAWARE STATUTORY TRUST. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the funds could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds). The Trust Instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of each fund.

    VOTING RIGHTS. Shareholders of the funds are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all its board members. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series is required by law.

    The Trust does not hold annual meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by the shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of record of at least 10% of the outstanding shares of the Trust.

    PRIOR NAMES. Prior to April 8, 2002, the Trust was known as Brinson Money Series, and the funds' names were Brinson Cash Reserves Fund and Brinson Liquid Assets Fund. Prior to May 9, 2001, the Trust was known as Mitchell Hutchins LIR Money Series and the funds' names were LIR Cash Reserves Fund and LIR Liquid Assets Fund. Prior to July 28, 1999, the Trust was known as Mitchell Hutchins Institutional Series.


    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the funds. PFPC Inc., located at 400 Bellevue Parkway, Wilmington, DE 19809, is a subsidiary of PNC Bank, N.A., and serves as the funds' transfer and dividend disbursing agent.

    COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401 serves as counsel to the funds. Dechert LLP also has acted as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Trustees.


    AUDITORS. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as independent auditors for the funds.

                              FINANCIAL STATEMENTS


    Each fund's Annual Report to Shareholders for its fiscal year ended
April 30, 2004 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN A FUND'S PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUSES AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.




                                  ------------

[UBS LOGO]



      UBS CASH RESERVES FUND

      UBS LIQUID ASSETS FUND


___________________________________

Statement of Additional Information

                    August 30, 2004
____________________________________





'c' 2004 UBS Global Asset Management (US) Inc.
All rights reserved.

[UBS LOGO]

                          UBS SELECT MONEY MARKET FUND
                            UBS SELECT TREASURY FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

    UBS Select Money Market Fund ('Select Money Market Fund') and UBS Select Treasury Fund ('Select Treasury Fund') (together, 'the funds'), are professionally managed money market funds organized as diversified series of UBS Money Series, an open-end investment management company.

    UBS Global Asset Management (US) Inc. ('UBS Global AM') serves as investment advisor, administrator, and principal underwriter for the funds. UBS Global AM is an indirect wholly owned subsidiary of UBS AG.


    Portions of the funds' Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-888-547 FUND.



    This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated August 30, 2004. A copy of the Prospectus may be obtained by calling a financial intermediary through which shares may be purchased or by calling toll-free 1-888-547 FUND. Customers of banks and other financial intermediaries that purchase Financial Intermediary shares may obtain the Prospectus from their financial intermediaries. The Prospectus also contains more complete information about each fund. You should read it carefully before investing.



    This SAI is dated August 30, 2004.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Funds and Their Investment Policies.....................    2
The Funds' Investments, Related Risks and Limitations.......    3
Organization of the Trust; Trustees and Officers; Principal
  Holders and Management Ownership of Securities............   10
Investment Advisory, Administration and Principal
  Underwriting Arrangements.................................   16
Portfolio Transactions......................................   19
Additional Information Regarding Redemptions; Financial
  Institutions..............................................   20
Valuation of Shares.........................................   21
Taxes.......................................................   21
Other Information...........................................   22
Financial Statements........................................   23

                    THE FUNDS AND THEIR INVESTMENT POLICIES

    Each fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of each fund may be changed by the board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

    Each fund is a money market fund that invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

    Each fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are 'First Tier Securities' as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ('Investment Company Act'). First Tier Securities include US government securities, repurchase agreements related to US government securities, and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('rating agencies'), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

    SELECT MONEY MARKET FUND'S investment objective is to earn maximum current income consistent with liquidity and preservation of capital. The fund's investments include (1) US and foreign government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) funding agreements and other insurance company obligations, (5) repurchase agreements, and (6) investment company securities.

    The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

    The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of non-US issuers.

    The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce the fund's net income. See 'The Funds' Investments, Related Risks and Limitations -- Investment Limitations of the Funds' for more information regarding borrowing. The fund may invest in the securities of other investment companies.

    SELECT TREASURY FUND'S investment objective is to earn maximum current income consistent with liquidity and the preservation of capital. Under normal circumstances, the fund invests at least 80% of its net assets in securities issued by the US Treasury and repurchase agreements relating to those instruments. The fund may also invest in the securities of other investment companies that invest in these instruments. Select Treasury Fund's 80% policy, as described above, is a 'non-fundamental' policy. This means that this investment policy may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

    The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce the fund's net income. See 'The Funds' Investments, Related Risks and Limitations -- Investment Limitations of the Funds' for more information regarding borrowing.

             THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the funds' Prospectus and above concerning each fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.

    YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which the funds invest are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

    Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

    US GOVERNMENT SECURITIES. US Government Securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, and are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

    US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ('STRIPS') program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

    COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Select Money Market Fund may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ('SEC'). Descriptions of certain types of short-term obligations are provided below.

    ASSET-BACKED SECURITIES. Select Money Market Fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See 'The Funds' Investments, Related Risks and
Limitations -- Credit and Liquidity Enhancements.'

    VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. Select Money Market Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund's investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Select Money Market Fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See 'The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements.'

    Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

    AUCTION RATE AND REMARKETED PREFERRED STOCK. Select Money Market Fund may purchase certain types of auction rate preferred stock ('ARPS') and/or remarketed preferred stock ('RPS') subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

    An investment in ARPS and RPS issued by closed-end funds also is subject to limitations that generally prohibit the fund from investing more than 10% of its assets in securities of other investment companies. See 'The Fund's Investments, Related Risks and Limitations -- Investments in Other Investment Companies.'

    VARIABLE AMOUNT MASTER DEMAND NOTES. Select Money Market Fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

    FUNDING AGREEMENTS AND GUARANTEED INVESTMENT CONTRACTS. Select Money Market Fund may invest in funding agreements and guaranteed investment contracts issued by insurance companies which are obligations of the insurance company or one or more segregated asset accounts of the insurance company. Funding agreements permit the investment of varying amounts under a direct agreement between the fund and an insurance company and may provide that the principal amount may be increased from time to time (subject to specified maximums) by agreement of the parties or decreased by either party. The fund expects to invest primarily in funding agreements and guaranteed investment contracts with floating or variable rates. Some funding agreements and guaranteed investment contracts are subject to demand features that permit the fund to tender its interest back to the issuer. To the extent the fund invests in funding agreements and guaranteed investment contracts that either do not have demand features or have demand features that may be exercised more than seven days after the date of acquisition, these investments will be subject to the fund's limitation on investments in illiquid securities. See 'The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements' and -- 'Illiquid Securities.'


    INVESTING IN NON-US SECURITIES. Investments by Select Money Market Fund in US dollar-denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as domestic issuers. The fund's investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent that a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulation.


    CREDIT AND LIQUIDITY ENHANCEMENTS. Select Money Market Fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ('Securities Act'), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.


    Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

    The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the board.

    UBS Global AM also monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

    REPURCHASE AGREEMENTS. Select Money Market Fund and Select Treasury Fund each may enter into repurchase agreements. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special tri-party custodian or sub-custodian that maintains separate accounts for both a fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimal credit risks.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See 'The Funds' Investments, Related Risks and Limitations -- Segregated Accounts.'

    COUNTERPARTIES. A fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks UBS Global AM, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which a fund does business.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.


    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. A fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See 'The Funds' Investments, Related Risks and Limitations -- Segregated Accounts.'


    INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other money market funds, and Select Money Market Fund may invest in certain securities of closed-end funds, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. A fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments,
(2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity. See also 'The Funds' Investments, Related Risks and Limitations -- Auction Rate and Remarketed Preferred Stock.'

    LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

    Pursuant to procedures adopted by the board governing each fund's securities lending program, UBS Securities LLC ('UBS Securities'), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for each fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the funds' securities lending programs.

    SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

INVESTMENT LIMITATIONS OF THE FUNDS

    FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed with respect to a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

    Each fund will not:

        (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

        The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

        (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of US banks.

        The following interpretations apply to, but are not a part of, this fundamental restriction: (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

        (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

        The following interpretation applies to, but is not a part of, this fundamental restriction: Investments by Select Money Market Fund in master notes, funding agreements and similar instruments will not be considered to be the making of a loan.

        (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    Each fund will not:

        (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (3) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

        (4) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

               ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    UBS Money Series (the 'trust') was organized on April 29, 1998 as a statutory trust under the laws of Delaware and currently has six series, including UBS Select Money Market Fund, UBS Select Treasury Fund, UBS Cash Reserves Fund, UBS Liquid Assets Fund, LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund. The trust has authority to establish additional series and issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

    The trust is governed by a board of trustees, which oversees its funds' operations. Each trustee serves an indefinite term of office. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each trustee (sometimes referred to as 'board member') and executive officer, his or her name, address and age, the position held with the trust, the length of time served as a trustee or officer of the trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.





INTERESTED TRUSTEE



                                                        TERM OF
                                                     OFFICE'D' AND                                   NUMBER OF PORTFOLIOS
                                POSITION(S) HELD       LENGTH OF        PRINCIPAL OCCUPATION(S)         IN FUND COMPLEX
    NAME, ADDRESS, AND AGE         WITH FUND          TIME SERVED         DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE
    ----------------------         ---------          -----------         -------------------         -------------------
Margo N. Alexander'D''D'; 57        Trustee       Since 1998            Mrs. Alexander is         Mrs. Alexander is a
c/o UBS Global Asset                                                    retired. She was an       director or trustee of 16
Management                                                              executive vice president  investment companies
51 West 52nd Street                                                     of UBS Financial          (consisting of 34
New York, NY 10019                                                      Services Inc. (from       portfolios) for which
                                                                        March 1984 to             UBS Global AM or one
                                                                        December 2002). She       of its affiliates serves as
                                                                        was chief executive       investment advisor, sub-
                                                                        officer (from January     advisor or manager.
                                                                        1995 to October 2000),
                                                                        a director (from
                                                                        January 1995 to
                                                                        September 2001) and
                                                                        chairman (from March
                                                                        1999 to September
                                                                        2001) of UBS Global
                                                                        AM (formerly known
                                                                        as Mitchell Hutchins
                                                                        Asset Management
                                                                        Inc.)

INDEPENDENT TRUSTEES

Richard Q. Armstrong; 69          Trustee and     Since 1998            Mr. Armstrong is          Mr. Armstrong is a
c/o Willkie Farr &                  Interim                             chairman and principal    director or trustee of 16
Gallagher LLP                     Chairman of                           of R.Q.A. Enterprises     investment companies
787 Seventh Avenue                the Board of                          (management consulting    (consisting of 34
New York, NY 10019-6099             Trustees                            firm) (since April 1991   portfolios) for which
                                                                        and principal             UBS Global AM or one
                                                                        occupation since March    of its affiliates serves as
                                                                        1995).                    investment advisor, sub-
                                                                                                  advisor or manager.

David J. Beaubien; 69               Trustee       Since 2001            Mr. Beaubien is retired   Mr. Beaubien is a
84 Doane Road                                                           (since 2003.) He was      director or trustee of 16
Ware, MA 01082                                                          chairman of Yankee        investment companies
                                                                        Environmental Systems,    (consisting of 34
                                                                        Inc., a manufacturer of   portfolios) for which
                                                                        meteorological            UBS Global AM or one
                                                                        measuring systems         of its affiliates serves as
                                                                        (since 1991).             investment advisor, sub-
                                                                                                  advisor or manager.

                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE         HELD BY TRUSTEE
    ----------------------         ---------------
Margo N. Alexander'D''D'; 57    None
c/o UBS Global Asset
Management
51 West 52nd Street
New York, NY 10019

INDEPENDENT TRUSTEES

Richard Q. Armstrong; 69        None
c/o Willkie Farr &
Gallagher LLP
787 Seventh Avenue
New York, NY 10019-6099

David J. Beaubien; 69           Mr. Beaubien is also a
84 Doane Road                   director of IEC
Ware, MA 01082                  Electronics, Inc., a
                                manufacturer of
                                electronic assemblies.

                                                        TERM OF
                                                     OFFICE'D' AND                                   NUMBER OF PORTFOLIOS
                                POSITION(S) HELD       LENGTH OF        PRINCIPAL OCCUPATION(S)         IN FUND COMPLEX
    NAME, ADDRESS, AND AGE         WITH FUND          TIME SERVED         DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE
    ----------------------         ---------          -----------         -------------------         -------------------
Richard R. Burt; 57                Trustee         Since 1998           Mr. Burt is chairman of   Mr. Burt is a director or
1275 Pennsylvania Ave., N.W.                                            Diligence LLC             trustee of 16 investment
Washington, D.C. 20004                                                  (international            companies (consisting of 34
                                                                        information and security  portfolios) for which UBS
                                                                        firm) and IEP Advisors    Global AM or one of its
                                                                        (international            affiliates serves as
                                                                        investments and           investment advisor, sub-
                                                                        consulting firm).         advisor or manager.

Meyer Feldberg; 62                  Trustee        Since 1998           Professor Feldberg is     Professor Feldberg is a
Columbia Business School                                                Dean Emeritus and         director or trustee of 30
33 West 60th Street                                                     Sanford Bernstein         investment companies
7th Floor                                                               Professor of Leadership   (consisting of 48
New York, NY 10023-7905                                                 and Ethics at Columbia    portfolios) for which UBS
                                                                        Business School. Prior    Global AM or one of its
                                                                        to July 2004, he was      affiliates serves as
                                                                        Dean and Professor of     investment advisor, sub-
                                                                        Management of the         advisor or manager.
                                                                        Graduate School of
                                                                        Business at Columbia
                                                                        University (since 1989).

Carl W. Schafer; 68                 Trustee        Since 1998           Mr. Schafer is president  Mr. Schafer is a director
66 Witherspoon Street                                                   of the Atlantic           or trustee of 16 investment
#1100                                                                   Foundation (charitable    companies (consisting of 34
Princeton, NJ 08542                                                     foundation) (since        portfolios) for which UBS
                                                                        1990).                    Global AM or one of its
                                                                                                  affiliates serves as
                                                                                                  investment advisor, sub-
                                                                                                  advisor or manager.

William D. White; 70                Trustee        Since 2001           Mr. White is retired      Mr. White is a director or
P.O. Box 199                                                            (since 1994.)             trustee of 16 investment
Upper Black Eddy, PA 18972                                                                        companies (consisting of 34
                                                                                                  portfolios) for which UBS
                                                                                                  Global AM or one of its
                                                                                                  affiliates serves as
                                                                                                  investment advisor, sub-
                                                                                                  advisor or manager.

                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE         HELD BY TRUSTEE
    ----------------------         ---------------
Richard R. Burt; 57             Mr. Burt is also a
1275 Pennsylvania Ave., N.W.    director of Hollinger
Washington, D.C. 20004          International Inc.
                                (publishing), HCL
                                Technologies, Ltd.
                                (software and
                                information
                                technologies), The
                                Central European Fund,
                                Inc., The Germany
                                Fund, Inc., IGT, Inc.
                                (provides technology
                                to gaming and wagering
                                industry) and chairman
                                of Weirton Steel Corp.
                                (makes and finishes
                                steel products). He is
                                also a director or
                                trustee of funds in
                                the Scudder Mutual
                                Funds Family
                                (consisting of 47
                                portfolios).

Meyer Feldberg; 62              Professor Feldberg is
Columbia Business School        also a director of
33 West 60th Street             Primedia Inc.
7th Floor                       (publishing),
New York, NY 10023-7905         Federated Department
                                Stores, Inc. (operator
                                of department stores),
                                Revlon, Inc.
                                (cosmetics), Select
                                Medical Inc.
                                (healthcare services)
                                and SAPPI, Ltd.
                                (producer of paper).

Carl W. Schafer; 68             Mr. Schafer is also a
66 Witherspoon Street           director of Labor
#1100                           Ready, Inc. (temporary
Princeton, NJ 08542             employment), Guardian
                                Life Insurance Company
                                Mutual Funds
                                (consisting of 25
                                portfolios), the
                                Harding, Loevner Funds
                                (consisting of three
                                portfolios), E.I.I.
                                Realty Securities
                                Trust (investment
                                company) and Frontier
                                Oil Corporation.

William D. White; 70            None
P.O. Box 199
Upper Black Eddy, PA 18972



---------------------------



   'D' Each trustee holds office for an indefinite term.



'D''D' Mrs. Alexander is an 'interested person of the fund as defined in the Investment Company Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.

OFFICERS



                                                    TERM OF OFFICE
                                POSITION(S) HELD     AND LENGTH OF
    NAME, ADDRESS AND AGE        WITH THE FUND      TIME SERVED'D'
    ---------------------        -------------      --------------
W. Douglas Beck*; 37             Vice President     Since 2003

Thomas Disbrow*; 38              Vice President     Since 2000
                                 and Treasurer    (Vice President);
                                                    since 2004
                                                   (Treasurer)

Elbridge T. Gerry III*; 47       Vice President     Since 1999

Mark F. Kemper**, 46             Vice President     Since 2004
                                 and Secretary

Joanne M. Kilkeary*; 36          Vice President     Since 2004
                                 and Assistant
                                   Treasurer

Todd Lebo*; 40                   Vice President     Since 2004
                                 and Assistant
                                   Secretary


    NAME, ADDRESS AND AGE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
    ---------------------       -------------------------------------------
W. Douglas Beck*; 37            Mr. Beck is an executive director and head of mutual fund
                                product management of UBS Global AM (since 2002). From March 1998 to
                                November 2002, he held various positions at Merrill Lynch, the most recent being first vice president and co-manager of the managed solutions group. Mr. Beck is vice president of 19 investment companies (consisting of 75 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 38             Mr. Disbrow is a director and co-head of the mutual fund finance department of UBS Global AM. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and treasurer of 16 investment companies (consisting of 34 portfolios) and assistant treasurer of four investment companies
                                (consisting of 42 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 47      Mr. Gerry is a managing director -- municipal fixed income of UBS
                                Global AM. Mr. Gerry is a vice president of six investment companies
                                (consisting of 11 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**, 46            Mr. Kemper is general counsel of UBS Global Asset
                                Management -- Americas region (since July 2004). Mr. Kemper also is an executive director of UBS Global Asset Management (Americas) Inc.
                                ('UBS Global AM (Americas)) and was its deputy general counsel from
                                July 2001 to July 2004. He has been secretary of UBS Global AM
                                (Americas) since 1999 and assistant secretary of UBS Global Asset
                                Management Trust Company since 1993. Mr. Kemper is secretary of UBS
                                Global AM (since 2004). Mr. Kemper is vice president and secretary of
                                16 investment companies (consisting of 34 portfolios) and assistant secretary of four investment companies (consisting of 42 portfolios)
                                for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 36         Ms. Kilkeary is an associate director and a senior manager of the mutual fund finance department of UBS Global AM. Ms. Kilkeary is a vice president and assistant treasurer of 16 investment companies
                                (consisting of 34 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Todd Lebo*; 40                  Mr. Lebo is a director and an associate general counsel at
                                UBS Global AM (since 2002). Prior to joining UBS Global AM he was an executive director and associate general counsel at Morgan Stanley
                                (from 1997-2002). Mr. Lebo is a vice president and assistant secretary of 16 investment companies (consisting of 34 portfolios)
                                for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

                                                TERM OF OFFICE
                             POSITION(S) HELD   AND LENGTH OF
   NAME, ADDRESS AND AGE      WITH THE FUND     TIME SERVED'D'
   ---------------------      -------------     --------------
Joseph T. Malone*; 36         Vice President      Since 2004
                              and Assistant
                                Treasurer

Michael H. Markowitz**; 39    Vice President      Since 1998

Robert Sabatino**; 30         Vice President      Since 2001

Joseph A. Varnas*; 36           President         Since 2003

Keith A. Weller*; 43          Vice President      Since 1998
                              and Assistant
                                Secretary


   NAME, ADDRESS AND AGE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   ---------------------     -------------------------------------------
Joseph T. Malone*; 36        Mr. Malone is a director and co-head of the mutual fund finance department of UBS Global AM. From August 2000 through June 2001, he was the controller at AEA Investors Inc. From March 1998 to August
                             2000, Mr. Malone was a manager within investment management services of PricewaterhouseCoopers LLC. Mr. Malone is vice president and assistant treasurer of 16 investment companies (consisting of 34 portfolios) and treasurer and principal accounting officer of four investment companies (consisting of 42 portfolios) for which UBS
                             Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael H. Markowitz**; 39   Mr. Markowitz is a managing director, portfolio manager and head of
                             U.S. short duration fixed income of UBS Global AM. He is also a managing director and portfolio manager of UBS Global AM (Americas), an affiliate of UBS Global AM. Mr. Markowitz is a vice president of five investment companies (consisting of 22 portfolios) for which
                             UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 30        Mr. Sabatino is a director and portfolio manager of UBS Global AM in the short duration fixed income group (since October 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment
                             Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of one investment company (consisting of five portfolios) for which UBS
                             Global AM or one of its affiliates serves as investment advisor, sub-
                             advisor or manager.

Joseph A. Varnas*; 36        Mr. Varnas is a managing director (since March 2003), global head of information technology and operations (since March 2004) and head of product management -- Americas (since November 2002) of UBS Global
                             AM. He was head of technology of UBS Global AM from November 2002 to
                             March 2004. From 2000 to 2001, he was manager of product development in Investment Consulting Services at UBS Financial Services Inc. Mr.
                             Varnas was a senior analyst in the Global Securities Research and
                             Economics Group at Merrill Lynch from 1995 to 1999. Mr. Varnas is president of 20 investment companies (consisting of 76 portfolios)
                             for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 43         Mr. Weller is a director and senior associate general counsel of
                             UBS Global AM. Mr. Weller is a vice president and assistant secretary of 16 investment companies (consisting of 34 portfolios) for which
                             UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.



----------------



  * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.



 ** This person's business address is One North Wacker Drive, Chicago, Illinois
    60606



  'D' Officers of the fund are appointed by the trustees and serve at the pleasure of the board.

              INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUNDS' SHARES


                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                 REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                DOLLAR RANGE OF EQUITY              TRUSTEE FOR WHICH UBS GLOBAL AM OR AN
                              SECURITIES IN SELECT MONEY         AFFILIATE SERVES AS INVESTMENT ADVISOR, SUB-
          TRUSTEE                   MARKET FUND'D'                         ADVISOR OR MANAGER'D''D'
          -------                   --------------                         -----------------------
INTERESTED TRUSTEE
Margo N. Alexander                       None                                   Over $100,000

INDEPENDENT TRUSTEES
Richard Q. Armstrong                     None                                   Over $100,000
David J. Beaubien                        None                                   Over $100,000
Richard R. Burt                          None                                        None
Meyer Feldberg                           None                                   Over $100,000
Carl W. Schafer                          None                                 $50,001 - $100,000
William D. White                         None                                 $10,001 - $50,000


----------------
   'D' Information regarding ownership of Select Money Market Fund is as of December 31, 2003. Because Select Treasury Fund did not commence operations prior to December 31, 2003, ownership information for Select Treasury Fund is not shown.

'D''D' Information regarding ownership is as of December 31, 2003.

                                   COMMITTEES


    The trust has an Audit Committee (formerly known as the Audit and Contract Review Committee) and a Nominating Committee. The members of the Audit Committee are currently the Independent Trustees (as defined herein). Richard Q. Armstrong is chairperson of the Audit Committee. The following Independent Trustees are members of the Nominating Committee: Meyer Feldberg (chairperson), Carl W. Schafer and William D. White.



    The Audit Committee is responsible for, among other things: (i) overseeing the scope of a fund's audit; (ii) overseeing a fund's accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of a fund's independent auditors, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from a fund's independent auditors of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; inquiring as to a fund's qualification under Subchapter M of the internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent auditors any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting a fund's audit or determining whether a fund's financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside a fund.



    The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the funds' fiscal year ended April 30, 2004, the Audit Committee held five meetings.



    The trust's board has also established a Nominating Committee that acts pursuant to a written charter. The Nominating Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees of the board. The Nominating Committee held two meetings during the fiscal year ended April 30, 2004. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the Trust at c/o UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope 'Nominating Committee.' The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

    INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY
            UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY
                   OR UNDER COMMON CONTROL WITH UBS GLOBAL AM


    As of December 31, 2004, the Independent Trustees and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.


                                  COMPENSATION


    Each Independent Trustee receives, in the aggregate from UBS Global AM funds, an annual retainer of $70,000, and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Trustees who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Trustees who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. The chairperson of the Audit Committee receives annually $25,000. The chairperson of the Nominating Committee receives annually $10,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense will be allocated according to the number of such funds (i.e., expense divided by number of funds). No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.


    The table below includes certain information relating to the compensation of the trust's current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated.

                             COMPENSATION TABLE'D'


                                                                                  TOTAL COMPENSATION
                                                        SELECT MONEY    SELECT    FROM THE TRUST AND
                                                           MARKET      TREASURY        THE FUND
               NAME OF PERSON, POSITION                    FUND*        FUND**        COMPLEX***
               ------------------------                    -----        ------        ----------
Richard Q. Armstrong, Trustee.........................    $10,142       $2,718         $112,500
David J. Beaubien, Trustee............................      8,839        2,293          100,000
Richard R. Burt, Trustee..............................      8,687        2,293          100,000
Meyer Feldberg, Trustee...............................      9,258        2,462          200,125
Carl W. Schafer, Trustee..............................      8,839        2,293          100,000
William D. White, Trustee.............................      8,839        2,293          100,000


----------------

  'D' Only Independent Trustees are compensated by the funds for which UBS
      Global AM or an affiliate serves as investment advisor, sub-advisor or manager; trustees who are 'interested persons,' as defined by the Investment Company Act, do not receive compensation from the funds.


  * Represents fees paid to each trustee during the fiscal year ended April 30, 2004.


 ** Represents estimated fees that would be paid to each trustee during the fiscal year ended April 30, 2005, based on the current board compensation schedule in effect.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

*** Represents fees paid during the calendar year ended December 31, 2003 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Schafer and White; and (b) 36 investment companies in the case of Mr. Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.


            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    As of August 2, 2004, trustees and officers owned in the aggregate less than 1% of the outstanding shares of each class of each fund.

    As of August 16, 2004, the trust's records showed no shareholders as owning of record 5% or more of a class of a fund's shares, and the trust is not aware of any person who owns beneficially 5% or more of any class of a fund's shares.


                    INVESTMENT ADVISORY, ADMINISTRATION AND
                      PRINCIPAL UNDERWRITING ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS Global AM acts as investment advisor and administrator of Select Money Market Fund and Select Treasury Fund pursuant to a separate contract with respect to each fund (each an 'Advisory and Administration Contract' or 'Contract'). Under an Advisory and Administration Contract, each fund pays UBS Global AM an annual fee, computed daily and paid monthly, at an annual rate of 0.18% of its average daily net assets.


    During each of the fiscal years indicated, the funds paid (or accrued) to UBS Global AM the following fees under its Advisory and Administration Contract, after giving effect to the following amounts in fee waivers. During these periods, UBS Global AM voluntarily waived a portion of its fees, as set forth below.



                                                             FISCAL YEARS ENDED APRIL 30,
                                                        ---------------------------------------
SELECT MONEY MARKET FUND                                   2004          2003          2002
------------------------                                   ----          ----          ----
Fee Amount Earned.....................................  $12,324,476   $12,885,164   $10,202,099
Fee Amount Waived.....................................      214,679       721,757     1,334,360

SELECT TREASURY FUND
--------------------
Fee Amount Earned......................................       39,710            --           --
Fee Amount Waived......................................           --            --           --


    Under the terms of each Advisory and Administration Contract, UBS Global AM bears all expenses incurred in a fund's operation other than the fee payable under the Advisory and Administration Contract, the fees payable pursuant to the shareholder service plan adopted by the trust with respect to a fund's Financial Intermediary shares, fees and expenses (including counsel fees) of the Independent Trustees, interest, taxes, the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by a fund and any losses incurred in connection therewith and extraordinary expenses (such as costs of litigation to which the trust or a fund is a party and of indemnifying officers and trustees of the trust).

    Although UBS Global AM is not obligated to pay the fees and expenses of the Independent Trustees, each Advisory and Administration Contract requires that UBS Global AM reduce its management fee by an amount equal to those fees and expenses.

    Expenses borne by UBS Global AM under an Advisory and Administration Contract include the following (or a fund's share of the following): (1) organizational expenses (if these expenses are amortized over a period of more than one year, UBS Global AM will bear in any one year only that portion of the organizational expenses that would have been borne by the fund in that year),
(2) filing fees and expenses relating to the registration and qualification of the shares of the fund under federal and state securities laws and maintaining such registration and qualifications, (3) fees and salaries payable to the trustees (other than the Independent Trustees) and officers,
(4) all expenses incurred in connection with the services of the trustees (other than the Independent Trustees), including travel expenses, (5) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds,
(6) ordinary legal, accounting and auditing expenses, excluding legal fees of special counsel for the Independent Trustees and, as noted above, excluding extraordinary expenses, such as litigation or indemnification expenses, (7) charges of custodians, transfer agents and other agents, (8) costs of preparing share certificates (if any), (9) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy materials for existing shareholders, (10) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (11) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (12) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (13) the cost of investment company literature and other publications provided to the trustees and officers, (14) costs of mailing, stationery and communications equipment, (15) expenses incident to any dividend, withdrawal or redemption options, (16) charges and expenses of any outside pricing service used to value portfolio securities, and (17) interest on borrowings.

    A fund's Advisory and Administration Contract is terminable (1) by the fund by vote of the board or by the holders of a majority of the outstanding voting securities of that fund at any time without penalty, on 60 days' written notice to UBS Global AM, and (2) by UBS Global AM at any time, without the payment of any penalty, on 60 days' written notice to the trust.


    At the trust's board meeting held on July 21, 2004, the board considered and approved the continuance of the Advisory and Administration Contract for each fund. In considering the continuance of each Contract, the board analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Global AM in performing the services required under each Contract, and the cost allocation methods used in calculating such expenses. The board also reviewed UBS Global AM's profitability in managing each fund; the current fees paid by each fund in light of fees paid to other advisors by comparable funds and as a percentage of assets at different asset levels; fees paid to UBS Global AM by other funds it advises; and the ability of UBS Global AM to continue to perform the services contemplated under each Advisory and Administration Contract.



    The board also evaluated the performance of each fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with the fund's investment restrictions, tax and reporting requirements, procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics, UBS Global AM's trade allocation procedures for its various investment advisory clients and UBS Global AM's best execution procedures.



    The board also gave substantial consideration to the fees payable under each Contract. In this regard, the board evaluated UBS Global AM's profitability with respect to each fund, including consideration of both the actual dollar amount of fees paid by each fund directly to UBS Global AM, and so-called 'fallout benefits' to UBS Global AM or its affiliates, such as, for example, benefits derived from serving as investment advisor to a fund, and the research services available to UBS Global AM by reason of portfolio transactions executed for each fund or other funds. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Global AM, the board concluded the fees to be paid to UBS Global AM under the Advisory and Administration Contract were fair and reasonable, and the scope and quality of UBS Global AM's services to each fund were consistent with the fund's operational requirements and sufficient to approve the continuance of each Advisory and Administration Contract.



    PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as the principal underwriter of each class of shares of each fund pursuant to separate principal underwriting contracts for each fund (each a 'Principal Underwriting Contract'). Each Principal Underwriting Contract requires UBS Global AM to use its best efforts, consistent with its other business, to sell shares of the fund. Shares of the funds are
                                       17
offered continuously. UBS Global AM enters into dealer agreements with other broker-dealers (affiliated and unaffiliated) and with other institutions to authorize them to sell fund shares.


    UBS Global AM may make payments to affiliated and unaffiliated dealers that engage in selling efforts on behalf of the funds. These payments generally will not exceed the annual rate of 0.04% of the value of a fund's shares sold as a result of such selling efforts; however, UBS Global AM may pay firms a higher fee on certain very large omnibus accounts, up to the annual rate of 0.05% for a single account with assets of $1 billion or more. Payments to affiliated and unaffiliated dealers are made by UBS Global AM out of its own resources, and the value of a shareholder's investment in a fund will be unaffected by these payments.

    UBS Global AM (not the funds) may pay fees to entities that make Institutional shares of the funds available to others. The annual rate of these fees will not exceed 0.05% of the average daily net asset value of Institutional shares held through, or in connection with, the entity, and will be paid monthly. UBS Global AM may pay affiliated or unaffiliated dealers a finder's fee at the annual rate of 0.01% where (1) UBS Global AM is paying shareholder servicing fees to a separate entity that makes Institutional shares available to others, and (2) the assets in this type of account reach at least $1.5 billion.

    UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114.

    SECURITIES LENDING. During the period ended April 30, 2004, Select Treasury Fund earned $613 for lending its securities and paid (or accrued) $243 to UBS Securities LLC for its services as securities lending agent. During the fiscal years ended April 30, 2004, 2003 and 2002, Select Money Market Fund paid no fees to UBS Securities LLC or UBS Financial Services Inc. or their affiliates for their services as securities lending agents because Select Money Market Fund did not engage in any securities lending activities.


    FINANCIAL INTERMEDIARIES. Financial intermediaries (such as banks, savings associations, trust companies, brokers and investment advisors) may purchase Financial Intermediary shares of the funds for the benefit of their customers.

    The trust has adopted shareholder services plans with respect to the Financial Intermediary shares of the funds (each, a 'Financial Intermediary Shares Plan' or 'Plan').


    Each Plan requires that UBS Global AM provide to the board at least annually a written report of the amounts expended by UBS Global AM under service agreements with financial intermediaries and the purposes for which such expenditures were made. Each service agreement requires the financial intermediary to cooperate with UBS Global AM in providing information to the board with respect to amounts expended and services provided under the service agreement. Each Plan may be terminated at any time, without penalty, by vote of the trustees who are not 'interested persons' as defined in the Investment Company Act of the trust, and who have no direct or indirect financial interest in the operation of the Plan ('Independent Trustees'). Any amendment to a Plan must be approved by the board and any material amendment must be approved by the relevant Independent Trustees.


    Should future legislative, judicial or administrative action prohibit or restrict the activities of banks serving as financial intermediaries in connection with the provision of support services to their customers, the trust and UBS Global AM might be required to alter or discontinue their arrangements with financial intermediaries that are banks and change their method of operations with respect to shares of the funds. It is not anticipated, however, that any change in the trust's method of operations would affect the net asset value per share of a fund or result in a financial loss to any shareholder.

    Conflict of interest restrictions may apply to a financial institution's receipt of compensation from a fund or UBS Global AM resulting from fiduciary funds being invested in shares of the funds. Before investing fiduciary funds in fund shares, financial intermediaries, including investment advisors and other money managers under the jurisdiction of the SEC, the Department of Labor or state securities commissions and banks regulated by the Comptroller of the Currency should consult their legal advisors.

    The service agreements require a financial intermediary to comply with laws regarding the disclosure to its customers of the compensation payable to it under the Plans and any other
                                       18
compensation payable to it in connection with the investment of its customers' assets in shares of the funds. Financial Intermediary shares are available for purchase only by financial intermediaries that have entered into service agreements with UBS Global AM in connection with their investments. Financial intermediaries providing services to owners of fund shares in certain states may be required to be registered as dealers under the laws of those states.

    FINANCIAL INTERMEDIARY SHARES PLANS. UBS Global AM implements the Financial Intermediary Shares Plans by entering into a service agreement with each financial intermediary that purchases Financial Intermediary shares on behalf of its customers. A service agreement requires the financial intermediary to provide support services to its customers who are the beneficial owners of the Financial Intermediary shares.

    Under the Financial Intermediary Shares Plans, each fund pays UBS Global AM a monthly fee at the annual rate of 0.25% of the average daily net asset value of the Financial Intermediary shares of the fund held by financial intermediaries on behalf of their customers. Under each service agreement, UBS Global AM pays an identical fee to the financial intermediary for providing support services to its customers as specified in the service agreement. These services may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with UBS Global AM; (ii) providing customers with a service that invests the assets of their accounts in Financial Intermediary shares; (iii) processing dividend payments from the trust on behalf of customers; (iv) providing information periodically to customers showing their positions in Financial Intermediary shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the financial intermediary; (vii) providing sub-accounting with respect to Financial Intermediary shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the trust (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers, if required by law; and (ix) such other similar services as UBS Global AM or a fund may reasonably request from time to time to the extent the financial intermediary is permitted to do so under federal and state statutes, rules and regulations.


    During the fiscal year ended April 30, 2003, neither fund had Financial Intermediary shares outstanding; hence, no payments were made to UBS Global AM under a Plan. During the fiscal year ended April 30, 2004, the Select Money Market Fund had Financial Intermediary shares outstanding and therefore paid $233 to UBS Global AM under its Plan. During the fiscal year ended April 30, 2004, the Select Treasury Fund had no Financial Intermediary shares outstanding.


                             PORTFOLIO TRANSACTIONS

    The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts may be used in advising the funds.

    During the fiscal years ended April 30, 2004, 2003 and 2002, the funds paid no brokerage commissions. Therefore, the funds have not allocated any brokerage transactions for research, analysis, advice and similar services.


    Investment decisions for the funds and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the funds and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the funds and such other account(s) as to amount in a manner deemed equitable to the funds and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the funds are concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the funds.


    As of April 30, 2004, the funds owned securities issued by the following companies which are regular broker-dealers for the fund:






SELECT MONEY MARKET FUND



ISSUER                                                     TYPE OF SECURITY       VALUE
------                                                     ----------------       -----
Bank of America Securities LLC.........................  U.S. Master Note      $150,000,000
Deutsche Bank Financial LLC............................  Commercial Paper        89,935,625
Goldman Sachs Mortgage Corp............................  Repurchase Agreement   150,000,000
                                                         Certificate of
Societe Generale.......................................  Deposit                 43,990,736



SELECT TREASURY FUND



ISSUER                                                     TYPE OF SECURITY       VALUE
------                                                     ----------------       -----
Bear Stearns & Co......................................  Repurchase Agreement  $ 35,000,000
Deutsche Bank Securities...............................  Repurchase Agreement    45,000,514
Goldman Sachs & Co.....................................  Repurchase Agreement    37,210,000


      ADDITIONAL INFORMATION REGARDING REDEMPTIONS; FINANCIAL INSTITUTIONS

    ADDITIONAL REDEMPTION INFORMATION. The redemption price may be more or less than the shareholder's cost, depending on the market value of each fund's portfolio at the time; although the funds attempt to maintain a constant net asset value of $1.00 per share.

    If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. If payment is made in securities, the shareholder may incur expenses in converting these securities into cash.


    FINANCIAL INSTITUTIONS. The funds may authorize financial institutions and their delegates or agents to accept on the funds' behalf purchase and redemption orders that are in 'good form' in accordance with the policies of those institutions. A fund will be deemed to have received these purchase and redemption orders when such an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on a fund's net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents.

                              VALUATION OF SHARES

    Each fund uses its best efforts to maintain its net asset value at $1.00 per share. The funds' net asset values per share are typically determined by the funds' custodian, State Street Bank and Trust Company ('State Street').

    Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ('Rule') under the Investment Company Act. To use amortized cost to value its portfolio securities, a fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the funds might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The funds' board has established procedures ('Procedures') for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for a fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

    In determining the approximate market value of portfolio investments, the funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                                     TAXES

    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to qualify or to continue to qualify for treatment as a regulated investment company ('RIC') under Subchapter M of the Internal Revenue Code. To so qualify, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer or in two or more issuers that the fund controls and which are engaged in the same or similar trades or businesses.

   By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

    Please note that dividends from the fund are not eligible for the reduced rate of tax that may apply to certain dividends on corporate stock.

                               OTHER INFORMATION

    DELAWARE STATUTORY TRUST. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation's shareholders, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the trust, Select Money Market Fund or Select Treasury Fund. However, the trust's Trust Instrument disclaims shareholder liability for acts or obligations of the trust or its funds. The Trust Instrument provides for indemnification from each fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of a fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

    CLASS OF SHARES. A share of each class of a fund represents an interest in the fund's investment portfolio and has similar rights, privileges and preferences. Each share of a fund has equal voting, dividend and liquidation rights, except that beneficial owners of Financial Intermediary shares receive certain services directly from financial intermediaries and bear the related service costs.

    VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the trust may elect all its board members. The shares of a fund will be voted together, except that only the shareholders of a particular class may vote on matters affecting only that class. The shares of each series of the trust will be voted separately, except when an aggregate vote of all the shares is required by law. Financial intermediaries holding Financial Intermediary shares for their own accounts must undertake to vote those shares in the same proportions as the vote of shares held for their customers.

    UBS Money Series does not hold annual meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record holding no less than two thirds of the outstanding shares of UBS Money Series may remove a board member by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of record of at least 10% of the outstanding shares of the UBS Money Series.

    PRIOR NAMES. Prior to April 8, 2002, UBS Money Series was known as Brinson Money Series, and UBS Select Money Market Fund was known as Brinson Select Money Market Fund. Prior to May 9, 2001, UBS Money Series was known as 'Mitchell Hutchins LIR Money Series,' and UBS Select Money Market Fund was known as 'Mitchell Hutchins LIR Select Money Fund.' Prior to July 28, 1999, UBS Money Series was known as 'Mitchell Hutchins Institutional Series.'

    CUSTODIAN; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the funds' assets. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as each fund's transfer and dividend disbursing agent.

    COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the funds. Dechert LLP also has acted as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as independent counsel to the Independent Trustees.

    AUDITORS. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as independent auditors for the funds.


                              FINANCIAL STATEMENTS


    The funds' Annual Report to Shareholders for their last fiscal year ended April 30, 2004 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by this reference in this SAI.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

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                         UBS SELECT MONEY MARKET FUND

                           UBS SELECT TREASURY FUND



                                             ___________________________________

                                             Statement of Additional Information

                                                                 August 30, 2004
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'c' 2004 UBS Global Asset Management (US) Inc.
All rights reserved.



                           STATEMENT OF DIFFERENCES

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